Contacts:
Media Relations	Marketing
Fletch Communications	Conestoga Capital Advisors
Joseph Mitchell	Mark Clewett
Phone: (215)-563-4846	Phone: (484) 654-1385
E-mail: joe@fletchpr.com	E-mail: msclewett@conestogacapital.com

Conestoga Small Cap Fund
Now Available on Schwab OneSource Platform

Radnor, PA, February 6, 2008 - Conestoga Capital Advisors, LLC, an independent investment advisory firm specializing in the management of small cap equities, announced today that its Conestoga Small Cap Fund would be available to investors through the Schwab Mutual Fund OneSource® service.  The Fund is now available to independent registered investment advisors and their clients at Charles Schwab & Co. Inc. The Schwab Mutual Fund OneSource® service allows individuals to invest in mutual funds from many well-established fund companies without paying loads, transaction fees or commissions.

Bill Martindale, Managing Partner and Co-Manager of the Fund, said, “We launched the Conestoga Small Cap Fund to offer individuals, smaller institutions and defined contribution plans the same investment approach that we provide to institutional and high net worth clients.  Our more conservative approach to small cap investing, which focuses on companies with positive earnings and sustainable growth rates, is one that we believe is especially appropriate in today’s more volatile environment, and we’re excited to make it available through the Schwab Mutual Fund OneSource® service.”

Martindale, along with Co-Manager Robert Mitchell, have managed the Fund since its inception on October 1, 2002, and have been working together managing small cap assets for over ten years.  They select stocks using a "hands on" approach that often includes on-site inspection of companies and interviews with management.  The strategy seeks to provide long-term capital appreciation with less volatility then the Fund’s benchmark and other comparable small cap managers.

Mark Clewett, Managing Partner and Institutional Sales Director added, “We have been growing our business through a number of wealth advisory firms that prefer the Schwab Mutual Fund OneSource® service for mutual fund investing, and we have taken this step to provide them easy access to the Fund.”

Conestoga Small Cap Fund Snapshot:

Inception Date:	October 1, 2002
Ticker:	CCASX
Benchmark:	Russell 2000 Index and Russell 2000 Growth Index
Total Assets:	$27,900,000
Strategy:	Fund’s managers employ small cap growth strategy
Load:	None
12 b-1 Fee:	None
Minimum Investment:	$2,500 ($500 for IRAs)
Annual Operating
Expense Ratio:	1.10%
(Net of Fees Waived)

Investment in small cap stocks entails greater risk than investment in larger more seasoned companies.  Past performance does not guarantee future results and current performance may be lower or higher than past performance. An investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790.  The prospectus contains information about the Fund’s investment objective, risks and charges and expenses which an investor should consider before investing.

About Conestoga Capital Advisors, LLC

Conestoga Capital Advisors, LLC (www.conestogacapital.com) is an independent investment advisory firm with more than $275 million in assets under management, specializing in the management of small cap equities.  Conestoga Capital Advisors' style is described as small cap conservative growth, employing a "growth at a reasonable price" valuation methodology. The firm's portfolio managers utilize a fundamental, bottom-up research approach and employ a fully invested, long-term investment approach.

For more information about Conestoga Capital Advisors, LLC visit www.conestogacapital.com or call Mark Clewett, Director of Institutional Sales, at (484) 654-1385.